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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC   10549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   September 15, 1998


                                 AVI BIOPHARMA, INC.

                (Exact name of Registrant as specified in its charter)


         OREGON                COMMISSION FILE NO. 0-22613      93-0797222
(State or other jurisdiction                                  (I.R.S. Employer
   of incorporation or                                         Identification
      organization)                                                 Number)

             ONE S.W. COLUMBIA STREET, SUITE 1105, PORTLAND, OREGON 97258
                                    (503) 227-0554

                  (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


                                   ANTIVIRALS INC.

            (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets.

     Pursuant to the Agreement and Plan of Reorganization and Merger (the "Merger Agreement") by and among AntiVirals Inc., an Oregon corporation ("AntiVirals"), AntiVirals Acquisition Corporation, a California corporation and wholly-owned subsidiary of AntiVirals ("Merger Sub"), and ImmunoTherapy Corporation, a California corporation ("ImmunoTherapy"), dated as of February 2, 1998, as amended, ImmunoTherapy was merged with and into Merger Sub (the "Merger") effective as of September 15, 1998 (the "Effective Time"). In the Merger, all of the issued and outstanding shares of ImmunoTherapy Common Stock and Preferred Stock were converted into and exchanged for shares of AntiVirals Common Stock and Warrants to purchase shares of AntiVirals Common Stock. The aggregate number of shares of AntiVirals Common Stock issued in the Merger was 2,142,470 shares. The aggregate number of Warrants, each to purchase one share of AntiVirals Common Stock, issued in the Merger was 2,126,683. As prescribed under the Merger Agreement, AntiVirals withheld fifteen percent (15%) of the shares of AntiVirals Common Stock issued in the Merger (the "Escrow Shares") and will deliver these to ChaseMellon Shareholder Services, LLC as escrow agent.
The Escrow Shares will be held for a period of one year during which time they will be subject to claims by AntiVirals to satisfy ImmunoTherapy's obligations under the Merger Agreement. The amount of consideration paid in the Merger was determined through arms-length negotiations between officers of AntiVirals and ImmunoTherapy.

     The terms of the transaction were approved by the Boards of Directors and stockholders of AntiVirals, Merger Sub and ImmunoTherapy. As a result of the Merger, ImmunoTherapy was merged into a wholly-owned subsidiary of AntiVirals. AntiVirals intends to continue the existing drug development of ImmunoTherapy at its facility in Corvallis, Oregon. In connection with the Merger, the former Managing Officer and Director of ImmunoTherapy, Jeffrey L. Lillard, was appointed to the Board of Directors of AntiVirals. Mr. Lillard has also entered into an employment agreement with AntiVirals. Dr. Bruce Carter, a director of ImmunoTherapy, also was appointed to the Board of Directors of AntiVirals.

Item 5.   Other Events.

     On September 16, 1998, AntiVirals filed with the Secretary of State of Oregon Articles of Amendment changing the name of the corporation from AntiVirals Inc. to AVI BioPharma, Inc. The amendment was approved by the Board of Directors and shareholders of AntiVirals Inc.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          The financial statements required by this item were included in AntiVirals' Registration Statement on Form S-4 (Reg. No. 333-60849) filed with the Securities and Exchange Commission on August 7, 1998, and, pursuant to general instruction B.3 to Form 8-K, are not also included herein.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by this item was included in AntiVirals' Registration Statement on Form S-4 (Reg. No. 333-60849) filed with the Securities and Exchange Commission on August 7, 1998, and pursuant to general instruction B.3 to Form 8-K, are not also included herein.

     (c)  Exhibits.

          2.0 Agreement and Plan of Reorganization and Merger dated February 2, 1998, by and among AntiVirals Inc., AntiVirals Acquisition Corporation, and ImmunoTherapy Corporation (incorporated by reference to AntiVirals' Registration Statement on Form S-4 (Reg. No. 333-60849) filed with the Securities and Exchange Commission on August 7, 1998).

          2.1 First Amendment to Agreement and Plan of Reorganization and Merger dated May 27, 1998, by and among AntiVirals Inc., AntiVirals Acquisition Corporation, and ImmunoTherapy Corporation



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(incorporated by reference to AntiVirals' Registration Statement on Form S-4
(Reg. No. 333-60849) filed with the Securities and Exchange Commission on August 7, 1998).

          2.2 Second Amendment to Agreement and Plan of Reorganization and Merger dated August 4, 1998, by and among AntiVirals Inc., AntiVirals Acquisition Corporation, and ImmunoTherapy Corporation (incorporated by reference to AntiVirals' Registration Statement on Form S-4 (Reg. No. 333-60849) filed with the Securities and Exchange Commission on August 7, 1998).

          3.3 Amendment to Third Restated and Amended Articles of Incorporation of AntiVirals Inc.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVI BioPharma, Inc.
                                        (Registrant)

Date:   September 30, 1998

                                        By: /s/  Alan P. Timmins
                                           ------------------------------------
                                             Alan P. Timmins
                                             Chief Operating Officer, Chief
                                             Financial Officer and Director